*     *     *     *     *

                       AMENDED AND RESTATED
                         CORPORATE BYLAWS

                                OF

                    PILGRIM'S PRIDE CORPORATION
                     (A DELAWARE CORPORATION)

                     *     *     *     *     *

                         TABLE OF CONTENTS

                       AMENDED AND RESTATED
                        CORPORATE BYLAWS OF
                    PILGRIM'S PRIDE CORPORATION
                     (a Delaware corporation)



SECTION        SUBJECT MATTER                               PAGE

ARTICLE 1 NAME AND OFFICES 1
     1.1  Name 1
     1.2  Registered Office and Agent 1
          (a)  Registered Office 1
          (b)  Registered Agent 1
          (c)  Change of Registered Office or Agent 1
     1.3  Other Offices 2

ARTICLE 2 STOCKHOLDERS 2
     2.1  Place of Meetings 2
     2.2  Annual Meetings 2
     2.3  Special Meetings 2
     2.4  Notice 2
     2.5  Voting List 3
     2.6  Quorum 4
     2.7  Requisite Vote 4
     2.8  Withdrawal of Quorum 5
     2.9  Voting at Meeting 5
          (a)  Voting Power 5
          (b)  Exercise of Voting Power; Proxies 5
          (c)  Election of Directors 6
     2.10 Record Date 6
     2.11 Action Without Meetings 6
     2.12 Record Date for Action Without Meetings 7
     2.13 Preemptive Rights 8
     2.14 Stockholder Proposals 8

ARTICLE 3 DIRECTORS 10
     3.1  Management Powers 10
     3.2  Number and Qualification 10
     3.3  Election and Term 11
     3.4  Voting on Directors 11
     3.5  Vacancies and New Directorships 11
     3.6  Removal 12
     3.7  Meetings 12
          (a)  Place 12
          (b)  Annual Meeting 12
          (c)  Regular Meetings 12
          (d)  Special Meetings 13
          (e)  Notice and Waiver of Notice 13
          (f)  Quorum 13
          (g)  Requisite Vote 13
     3.8  Action Without Meetings 13
     3.9  Committees 13
          (a)  Designation and Appointment 14
          (b)  Members; Alternate Members; Terms 14
          (c)  Authority 14
          (d)  Records 14
          (e)  Change in Number 14
          (f)  Vacancies 14
          (g)  Removal 14
          (h)  Meetings 14
          (i)  Quorum; Requisite Vote 14
          (j)  Compensation 15
          (k)  Action Without Meetings 15
          (l)  Responsibility 15
     3.10 Compensation 15
     3.11 Maintenance of Records 15
     3.12 Interested Directors and Officers 16

ARTICLE 4 NOTICES 17
     4.1  Method of Notice 17
     4.2  Waiver 17

ARTICLE 5 OFFICERS AND AGENTS 18
     5.1  Designation 18
     5.2  Election of Officers 18
     5.3  Qualifications 18
     5.4  Term of Office 18
     5.5  Authority 19
     5.6  Removal 19
     5.7  Vacancies 19
     5.8  Compensation 19
     5.9  Chairman of the Board 19
     5.10 Vice Chairman 20
     5.11 Chief Executive Officer 20
     5.12 Chief Financial Officer 21
     5.13 Chief Operating Officer 21
     5.14 President 21
     5.15 Vice Presidents 22
     5.16 Secretary 22
     5.17 Assistant Secretaries 23
     5.18 Treasurer 23
     5.19 Assistant Treasurers 24

ARTICLE 6 INDEMNIFICATION 24
     6.1  Mandatory Indemnification 24
     6.2  Determination of Indemnification 25
     6.3  Advance of Expenses 26
     6.4  Permissive Indemnification 27
     6.5  Nature of Indemnification 27
     6.6  Insurance 27
     6.7  Notice 29

ARTICLE 7 STOCK CERTIFICATES AND TRANSFER REGULATIONS 29
     7.1  Description of Certificates 29
     7.2  Entitlement to Certificates 30
     7.3  Signatures 30
     7.4  Issuance of Certificates 30
     7.5  Payment for Shares 31
          (a)  Consideration 31
          (b)  Valuation 31
          (c)  Effect 31
          (d)  Allocation of Consideration 31
     7.6  Subscriptions 31
     7.7  Record Date 31
     7.8  Registered Owners 32
     7.9  Lost, Stolen or Destroyed Certificates 33
          (a)  Proof of Loss 33
          (b)  Timely Request 33
          (c)  Bond 33
          (d)  Other Requirements 33
     7.10 Registration of Transfers 33
          (a)  Endorsement 33
          (b)  Guaranty and Effectiveness of Signature 34
          (c)  Adverse Claims 34
          (d)  Collection of Taxes 34
          (e)  Additional Requirements Satisfied 34
     7.11 Restrictions on Transfer and Legends on Certificates 34
          (a)  Shares in Classes or Series 34
          (b)  Restriction on Transfer 34
          (c)  Unregistered Securities 35

ARTICLE 8 GENERAL PROVISIONS 35
     8.1  Dividends 35
          (a)  Declaration and Payment 35
          (b)  Record Date 36
     8.2  Reserves 36
     8.3  Books and Records 36
     8.4  Annual Statement 36
     8.5  Contracts and Negotiable Instruments 37
     8.6  Fiscal Year 37
     8.7  Corporate Seal 37
     8.8  Resignations 38
     8.9  Amendment of Bylaws 38
     8.10 Construction 38
     8.11 Telephone Meetings 38
     8.12 Table of Contents; Captions 39




                                (i)

                       AMENDED AND RESTATED
                         CORPORATE BYLAWS

                                OF

                    PILGRIM'S PRIDE CORPORATION
                     (a Delaware Corporation)



                             ARTICLE 1

                         NAME AND OFFICES

     1.`  NAME.    The   name   of   the  Corporation  is  PILGRIM'S  PRIDE

CORPORATION, hereinafter referred to as the "Corporation."

     2.`  REGISTERED OFFICE AND AGENT.   The  Corporation  shall establish,

designate and continuously maintain a registered office and  agent  in  the

State of Delaware, subject to the following provisions:

          (a)  REGISTERED  OFFICE.   The  Corporation  shall  establish and
     continuously maintain in the State of Delaware a registered office which may be, but need not be, the same as its place of business.

          (b) REGISTERED AGENT. The Corporation shall designate and continuously maintain in the State of Delaware a registered agent, which agent may be either an individual resident of the State of Delaware whose business office is identical with such registered office, or a domestic corporation or a foreign corporation authorized to transact business in the State of Delaware, having a business office identical with such registered office.

          (c) CHANGE OF REGISTERED OFFICE OR AGENT. The Corporation may change its registered office or change its registered agent, or both, upon the filing in the Office of the Secretary of State of Delaware of a statement setting forth the facts required by law, and executed for the Corporation by its President, a Vice President or other duly authorized officer.


     3.c  OTHER  OFFICES.  The Corporation may also have  offices  at  such other places within  and  without  the  State  of  Delaware as the Board of

Directors may, from time to time, determine the business of the Corporation may require.

                             ARTICLE 2

                           STOCKHOLDERS

     1.c  PLACE  OF  MEETINGS.   Each  meeting of the stockholders  of  the

Corporation is to be held at the principal offices of the Corporation or at such other place, either within or without the State of Delaware, as may be specified in the notice of the meeting or  in  a  duly  executed  waiver of notice thereof.

     2.c  ANNUAL MEETINGS.  The annual meeting of the stockholders  for the election of Directors and for the transaction of such other business as may properly  come  before  the meeting shall be held within one hundred twenty

(120) days after the close  of  the fiscal year of the Corporation on a day during such period to be selected  by  the  Board  of  Directors; provided,

however, that the failure to hold the annual meeting within  the designated period  of  time  or on the designated date shall not work a forfeiture  or dissolution of the Corporation.

     3.c  SPECIAL MEETINGS.   Special meetings of the stockholders, for any

purpose or purposes, may be called  by  the Board of Directors, Chairman of the  Board,  Vice  Chairman  of  the  Board,  Chief  Executive  Officer  or

President.   The notice of a special meeting shall  state  the  purpose  or purposes of the  proposed  meeting and the business to be transacted at any such special meeting of stockholders,  and shall be limited to the purposes stated in the notice therefor.

     4.c  NOTICE.  Written or printed notice  of  the  meeting  stating the place,  day and hour of the meeting, and in the case of a special  meeting,

the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting,  either personally or by mail, by or at the direction of the Board of Directors,  Chairman  of  the  Board,  Vice Chairman of the Board, Chief

Executive Officer, President, or Secretary,  to  each stockholder of record entitled  to  vote  at such meeting as determined in  accordance  with  the provisions of Section  2.10 hereof.  If mailed, such notice shall be deemed to be delivered when deposited  in  the  United  States  Mail, with postage thereon  prepaid,  addressed  to  the stockholder entitled thereto  at  his address as it appears on the stock transfer books of the Corporation.

     5.c  VOTING LIST.  The officer  or  agent having charge and custody of the stock transfer books of the Corporation,  shall  prepare,  at least ten

(10)  days  before  each  meeting  of stockholders, a complete list of  the stockholders entitled to vote at such  meeting,  arranged  in  alphabetical order and showing the address of each stockholder and the number  of shares

having voting privileges registered in the name of each stockholder.   Such

list  shall  be open to the examination of any stockholder, for any purpose germane to the  meeting, during ordinary business hours for a period of not less than ten (10)  days  prior  to  such  meeting  either at the principal office of the Corporation or at a place within the city  where  the meeting is to be held, which place shall be specified in the notice of the meeting,

or,  if  not  so  specified, at the place where the meeting is to be  held.

Such list shall also be produced and kept open at the time and place of the meeting and shall be  subject  to  the inspection of any stockholder during the entire time of the meeting.  The  original  stock  ledger  or  transfer book,  or a duplicate thereof, shall be prima facie evidence as to identity of the stockholders  entitled  to  examine  such  list  or  stock ledger or

transfer  book  and  to vote at any such meeting of the stockholders.   The

failure to comply with  the  requirements  of this Section shall not affect the validity of any action taken at said meeting.

     6.c  QUORUM.  The holders of a majority  of  the combined voting power of the capital stock issued and outstanding and entitled  to  vote thereat,

represented in person or by proxy, shall be requisite and shall  constitute a  quorum  at  all  meetings  of  the  stockholders  for the transaction of business  except  as  otherwise  provided  by statute, the  Certificate  of

Incorporation or these Bylaws.  The holders of the Class A Common Stock and the  Class  B  Common stock shall vote as a single  class  on  all  matters submitted to a vote  of the stockholders, with each share of Class A Common

Stock being entitled to one (1) vote and each share of Class B Common Stock being entitled to twenty (20) votes.  If, however, such quorum shall not be present or represented  at  any  such  meeting  of  the  stockholders,  the stockholders entitled to vote thereat, present in person, or represented by proxy,  shall  have  the  power  to adjourn the meeting, from time to time,

without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such  reconvened  meeting  at which a quorum shall be present or represented, any business may be transacted which might

have  been  transacted  at  the  meeting  as originally notified.   If  the

adjournment is for more than thirty (30) days,  or if after the adjournment a new record date is fixed for the reconvened meeting,  a  notice  of  said meeting  shall  be  given  to  each  stockholder  entitled  to vote at said meeting.

     7.c  REQUISITE VOTE.  If a quorum is present at any meeting,  the vote of the holders of a majority of the total outstanding combined voting power of  Class  A  Common  Stock and Class B Common Stock, present in person  or represented by proxy, shall  determine  any  question  brought  before such meeting, unless the question is one upon which, by express provision of the

Certificate of Incorporation or of these Bylaws, a different vote  shall be required, in which case such express provision shall govern and control the determination of such question.

     8.c  WITHDRAWAL  OF  QUORUM.   If  a quorum is present at the time  of

commencement of any meeting, the stockholders present at such duly convened meeting  may  continue to transact any business  which  may  properly  come

before  said  meeting   until   adjournment  thereof,  notwithstanding  the

withdrawal from such meeting of sufficient holders of the shares of capital stock entitled to vote thereat to leave less than a quorum remaining.

     9.c  VOTING AT MEETING.  Voting  at  meetings of stockholders shall be

conducted   and   exercised  subject  to  the  following   procedures   and

regulations:

     (a) VOTING POWER. In the exercise of voting power with respect to each matter properly submitted to a vote at any meeting of stockholders, each holder of the Class A Common Stock of the Corporation having voting power shall be entitled to one (1) vote for each such share held in his name on the books of the Corporation, and each holder of the Class B Common Stock of the Corporation having voting power shall be entitled to twenty
(20) votes for each such share held in his name on the books of the Corporation except to the extent otherwise specified by the Certificate of Incorporation or Certificate of Designations pertaining to a series of preferred stock.

     (b) EXERCISE OF VOTING POWER; PROXIES. Each stockholder entitled to vote at a meeting or to express consent or dissent to corporate action in writing without a meeting may vote either in person or authorize another person or persons to act for him by proxy duly appointed by instrument in writing subscribed by such stockholder or by his duly authorized attorney-in-fact; provided, however, no such appointment of proxy shall be valid, voted or acted upon after the expiration of three (3) years from the date of execution of such written instrument of appointment, unless otherwise stated therein. A proxy shall be revocable unless expressly designated therein as irrevocable and coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (a) a pledgee; (b) a person who purchased or agreed to purchase or owns or holds an option to purchase the shares voted; (c) a creditor of the Corporation who extended its credit under terms requiring the appointment; (d) an employee of the Corporation whose employment contract requires the appointment; or (e) a party to a voting agreement created under Section 218 of the General Corporation Law of Delaware, as amended. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Any vote may be taken by voice vote or by show of hands unless someone entitled to vote at the meeting objects, in which case written ballots shall be used.

     (c) ELECTION OF DIRECTORS. In all elections of Directors cumulative voting shall be prohibited.

     10.c RECORD DATE.  As more specifically provided in Article 7, Section

7.7 hereof, the Board of Directors may fix in advance a record date for the purpose of determining  stockholders  entitled to notice of or to vote at a meeting of stockholders, which record date  shall not precede the date upon which the resolution fixing the record date is  adopted  by  the  Board  of

Directors,  and  which record date shall not be less than ten (10) nor more than sixty (60) days  prior  to such meeting.  In the absence of any action by the Board of Directors fixing  the  record  date,  the  record  date for determining  stockholders entitled to notice of or to vote at a meeting  of stockholders shall be at the close of business on the day before the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day before the meeting is held.

     11.c ACTION  WITHOUT MEETINGS.  Any action permitted or required to be taken at a meeting  of  the  stockholders  of  the Corporation may be taken without a meeting, without prior notice, and without  a  vote, if a consent or consents in writing, setting forth the action so taken,  shall be signed by the holder or holders of the outstanding stock having not  less than the minimum number of votes that would be necessary to authorize or  take  such action  at  a  meeting  at  which  all shares entitled to vote thereon were present and voted, and such written  consent  shall have the same force and

effect  as  the  requisite  vote  of the stockholders  thereon.   Any  such

executed  written consent, or an executed  counterpart  thereof,  shall  be placed in the  minute book of the Corporation.  Every written consent shall bear the date of  signature  of each stockholder who signs the consent.  No written consent shall be effective  to  take the action that is the subject of  the  consent unless, within sixty (60)  days  after  the  date  of  the earliest dated  consent delivered to the Corporation in the manner required under Section 2.12  hereof,  a consent or consents signed by the holders of the minimum number of shares of  the  capital  stock issued and outstanding and entitled to vote on and approve the action that  is  the subject of the consent are delivered to the Corporation.  Prompt notice of  the  taking of any action by stockholders without a meeting by less than unanimous written consent shall be given to those stockholders who did not consent in writing to the action.

     12.c RECORD  DATE  FOR ACTION WITHOUT MEETINGS.  Unless a record  date shall have previously been fixed or determined by the Board of Directors as provided  in  Section 2.10  hereof,  whenever  action  by  stockholders  is

proposed  to  be   taken  by  consent  in  writing  without  a  meeting  of

stockholders, the Board  of Directors may fix a record date for the purpose of determining stockholders  entitled  to  consent  to  that  action, which record  date  shall  not precede, and shall not be more than ten (10)  days after, the date upon which the resolution fixing the record date is adopted

by the Board of Directors.   If  no record date has been fixed by the Board

of Directors and the prior action of the Board of Directors is not required by  statute  or  the  Certificate of Incorporation,  the  record  date  for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the first date on which a signed written consent setting forth the action  taken or proposed to be taken is delivered to the

Corporation by delivery to  its  registered  office, its principal place of business, or an officer or agent of the Corporation  having  custody of the books  in  which  proceedings  of  meetings  of  stockholders are recorded.

Delivery  shall  be  by  hand  or by certified or registered  mail,  return

receipt  requested.   Delivery to  the  Corporation's  principal  place  of

business  shall  be  addressed   to  the  Chairman  of  the  Board  of  the

Corporation.  If no record date shall  have  been  fixed  by  the  Board of

Directors  and  prior  action  of  the  Board  of  Directors is required by statute, the record date for determining stockholders  entitled  to consent to  corporate action in writing without a meeting shall be at the close  of business  on  the  day  on which the Board of Directors adopts a resolution taking such prior action.

     13.c PREEMPTIVE RIGHTS.   No  holder of shares of capital stock of the

Corporation shall, as such holder, have  any right to purchase or subscribe for any capital stock of any class which the Corporation may issue or sell,

whether or not exchangeable for any capital stock of the Corporation of any class or classes, whether issued out of unissued  shares  authorized by the

Certificate of Incorporation, as amended, or out of shares of capital stock of the Corporation acquired by it after the issue thereof;  nor  shall  any holder  of shares of capital stock of the Corporation, as such holder, have any right  to  purchase,  acquire or subscribe for any securities which the

Corporation  may  issue  or  sell   whether  or  not  convertible  into  or

exchangeable for shares of capital stock of the Corporation of any class or

classes,  and  whether  or  not  any  such   securities  have  attached  or

appurtenant thereto warrants, options or other  instruments  which  entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes.

     14.c STOCKHOLDER PROPOSALS.  At the annual meeting of stockholders  of the  Corporation,  only  such  business  shall  be conducted, and only such proposals shall be acted upon, as shall have been  properly  brought before

such  annual  meeting.   To  be properly brought before an annual  meeting,

business or proposals must (i)  be  specified in the notice relating to the meeting (or any supplement thereto) given  by  or  at  the direction of the

Board  of  Directors  in accordance with these Bylaws or (ii)  be  properly brought before the meeting by a stockholder of the Corporation who (A) is a stockholder of record at  the  time  of  the  giving  of such stockholder's notice  provided for herein, (B) shall be entitled to vote  at  the  annual meeting and  (C)  complies  with  the  requirements  of  this  Section, and otherwise  be  proper  subjects  for  stockholder  action  and  be properly introduced  at  the annual meeting.  For a proposal to be properly  brought before the annual  meeting by a stockholder of the Corporation, in addition to any other applicable  requirements,  such  stockholder  must  have given

timely   advance  notice  thereof  in  writing  to  the  Secretary  of  the

Corporation.  To be timely, such stockholder's notice must be delivered to,

or  mailed  and  received  at,  the  principal  executive  offices  of  the

Corporation  not  less  than  120  days nor more than 270 days prior to the scheduled annual meeting date, regardless  of  any postponements, deferrals

or  adjournments  of  such  annual  meeting  to  a later  date.   Any  such

stockholder's notice to the Secretary of the Corporation shall set forth as to each matter such stockholder proposes to bring before the annual meeting

(i) a description of the proposal desired to be brought  before  the annual meeting and the reasons for conducting such business at the annual meeting,

(ii)  the  name and address, as they appear on the Corporation's books,  of such stockholder  proposing such business and any other stockholders of the

Corporation known by  such  stockholder  to  be  in favor of such proposal,

(iii)  the number of shares of capital stock of the  Corporation  owned  by such stockholder  on the date of such notice and (iv) any material interest of such stockholder in such proposal.  The presiding officer of the meeting of stockholders of the Corporation shall determine whether the requirements of this Section have been met with respect to any stockholder proposal.  If the presiding officer determines that any stockholder proposal was not made in accordance with  the  terms  of this Section, he shall so declare at the meeting and any such proposal shall not be acted upon at the meeting.  At a special meeting of stockholders of  the  Corporation,  only  such  business shall  be conducted, and only such proposals shall be acted upon, as  shall have been  properly  brought  before  such special meeting.  To be properly brought before such a special meeting,  business  or  proposals must (i) be specified in the notice relating to the meeting (or any supplement thereto)

given by or at the direction of the Board of Directors  in  accordance with these  Bylaws  or  (ii) constitute matters incident to the conduct  of  the meeting as the presiding  officer  of  the  meeting  shall  determine to be

appropriate.   In addition to the foregoing provisions of this  Section,  a stockholder of the  Corporation  shall  also  comply  with  all  applicable requirements  of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section.

                             ARTICLE 3

                             DIRECTORS

     1.c  MANAGEMENT  POWERS.   The  powers  of  the  Corporation  shall be

exercised by or under the authority of, and the business and affairs of the

Corporation  shall be managed under the direction of its Board of Directors which may exercise  all  such  powers  of  the  Corporation and do all such lawful  acts  and  things  as  are  not  by  statute,  the  Certificate  of

Incorporation or these Bylaws directed or required to be  exercised or done by the stockholders.

     2.c  NUMBER AND QUALIFICATION.  The Board of Directors  shall  consist of  not  less than one (1) member.  The number of Directors shall initially be fixed by  the incorporator and thereafter from time to time by the Board of Directors.  Directors need not be residents of the State of Delaware nor stockholders of the Corporation.  Each Director shall qualify as a Director following election  as  such by agreeing to act or acting in such capacity.

The number of Directors shall  be fixed, and may be increased or decreased,

from time to time by resolution  of  the  Board  of  Directors  without the necessity  of  a  written  amendment  to  the  Bylaws  of  the Corporation;

provided, however, no decrease shall have the effect of shortening the term of any incumbent Director.

     3.c  ELECTION AND TERM.  Members of the Board of Directors  shall hold office until the annual meeting of the stockholders of the Corporation  and until  their  successors  shall  have  been  elected and qualified.  At the annual meeting of stockholders, the stockholders  entitled  to  vote  in an election  of  Directors shall elect Directors to hold office until the next succeeding annual  meeting  of  the stockholders.  Each Director shall hold office for the term for which he  is elected, and until his successor shall be elected and qualified or until his  death,  resignation  or  removal, if earlier.

     4.c  VOTING ON DIRECTORS.  Directors shall be elected by the  vote  of the  holders  of a plurality of the shares entitled to vote in the election of Directors and  represented  in  person  or  by  proxy  at  a  meeting of

stockholders  at  which  a  quorum  is  present.   Cumulative voting in the

election of Directors is expressly prohibited.

     5.c  VACANCIES  AND NEW DIRECTORSHIPS.  Vacancies  and  newly  created directorships resulting  from  any  increase  in  the  authorized number of

Directors elected by all the stockholders having the right  to  vote  as  a single  class  may  be  filled by the affirmative vote of a majority of the

Directors then in office,  although  less  than  a  quorum,  or  by  a sole remaining  Director,  or  by  the  requisite vote of the stockholders at an annual  meeting  of  the  stockholders or  at  a  special  meeting  of  the stockholders called for that  purpose,  and  the Directors so elected shall

hold  office  until their successors are elected  and  qualified.   If  the

holders of any  class  or  classes  of  stock  or  series  of  stock of the

Corporation  are entitled to elect one or more Directors by the Certificate of Incorporation or Certificate of Designations applicable to such class or series, vacancies  and newly created directorships of such class or classes or series may be filled  by  a  majority  of  the Directors elected by such class or classes or series thereof then in office,  or  by a sole remaining

Director so elected, and the Directors so elected shall hold  office  until the  next  election  of  the class for which such Directors shall have been chosen, and until their successors  shall  be  elected  and qualified.  For purposes  of  these  Bylaws,  a "vacancy" shall be defined as  an  unfilled directorship arising by virtue  of  the  death, resignation or removal of a

Director theretofore duly elected to serve  in  such capacity in accordance with the relevant provisions of these Bylaws.

     6.c  REMOVAL.  Any Director may be removed either for or without cause at  any  duly convened special or annual meeting of  stockholders,  by  the affirmative  vote  of  a  majority  in number of shares of the stockholders present in person or by proxy at any  meeting  and entitled to vote for the election of such Director, provided notice of intention  to  act  upon such matter shall have been given in the notice calling such meeting.

     7.c  MEETINGS.   The meetings of the Board of Directors shall be  held

and conducted subject to the following regulations:

     (a) PLACE. Meetings of the Board of Directors of the Corporation, annual, regular or special, are to be held at the principal office or place of business of the Corporation, or such other place, either within or without the State of Delaware, as may be specified in the respective notices, or waivers of notice, thereof.

     (b) ANNUAL MEETING. The Board of Directors shall meet each year immediately after the annual meeting of the stockholders, at the place where such meeting of the stockholders has been held (either within or without the State of Delaware), for the purpose of organization, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be required.

     (c) REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place or places as shall from time to time be determined and designated by the Board.

     (d) SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer or President of the Corporation on notice of two (2) days to each Director either personally or by mail or by telegram, telex or facsimile transmission and delivery. Special meetings of the Board of Directors shall be called by the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President or Secretary in like manner and on like notice on the written request of two (2) Directors.

     (e) NOTICE AND WAIVER OF NOTICE. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     (f) QUORUM. At all meetings of the Board of Directors, a majority of the number of Directors shall constitute a quorum for the transaction of business, unless a greater number is required by law or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     (g) REQUISITE VOTE. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by statute, the Certificate of Incorporation or these Bylaws.

     8.g  ACTION  WITHOUT MEETINGS.  Unless  otherwise  restricted  by  the

Certificate of Incorporation  or  these  Bylaws,  any  action  required  or permitted  by  law to be taken at any meeting of the Board of Directors, or any committee thereof,  may  be  taken  without a meeting, if prior to such action a written consent thereto is signed  by  all members of the Board or of such committee, as the case may be, and such written consent is filed in the minutes or proceedings of the Board of Directors or committee.

     9.g  COMMITTEES.  Committees designated and  appointed by the Board of

Directors shall function subject to and in accordance  with  the  following regulations and procedures:

     (a) DESIGNATION AND APPOINTMENT. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate and appoint one or more committees under such name or names and for such purpose or function as may be deemed appropriate.

     (b) MEMBERS; ALTERNATE MEMBERS; TERMS. Each committee thus designated and appointed shall consist of one or more of the Directors of the Corporation, one of whom, in the case of the Executive Committee, shall be the Chief Executive Officer of the Company. The Board of Directors may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the entire Board, replace absent or disqualified members at any meeting of that committee. The members or alternate members of any such committee shall serve at the pleasure of and subject to the discretion of the Board of Directors.

     (c) AUTHORITY. Each committee, to the extent provided in the resolution of the Board creating same, shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may direct and delegate, except, however, those matters which are required by statute to be reserved unto or acted upon by the entire Board of Directors.

     (d)  RECORDS.   Each  such  committee  shall keep and maintain regular
records or minutes of its meetings and report the same to the Board of Directors when required.

     (e) CHANGE IN NUMBER. The number of members or alternate members of any committee appointed by the Board of Directors, as herein provided, may be increased or decreased (but not below two) from time to time by appropriate resolution adopted by a majority of the entire Board of Directors.

     (f)  VACANCIES.    Vacancies   in  the  membership  of  any  committee
designated and appointed hereunder shall be filled by the Board of Directors, at a regular or special meeting of the Board of Directors, in a manner consistent with the provisions of this Section 3.9.

     (g) REMOVAL. Any member or alternate member of any committee appointed hereunder may be removed by the Board of Directors by the affirmative vote of a majority of the entire Board, whenever in its judgment the best interests of the Corporation will be served thereby.

     (h)  MEETINGS.   The  time,  place  and  notice  (if any) of committee
meetings shall be determined by the members of such committee.

     (i) QUORUM; REQUISITE VOTE. At meetings of any committee appointed hereunder, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members and alternate members of the committee present at any meeting at which a quorum is present shall be the act of such committee, except as otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum is not present at a meeting of such committee, the members of such committee present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

     (j) COMPENSATION. Appropriate compensation for members and alternate members of any committee appointed pursuant to the authority hereof may be authorized by the action of a majority of the entire Board of Directors pursuant to the provisions of Section 3.10 hereof.

     (k) ACTION WITHOUT MEETINGS. Any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall become a part of the record of such committee.

     (l) RESPONSIBILITY. Notwithstanding any provision to the contrary herein, the designation and appointment of a committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

     10.l COMPENSATION.    By   appropriate  resolution  of  the  Board  of

Directors,  the Directors may be reimbursed  their  expenses,  if  any,  of attendance at  each  meeting  of  the  Board of Directors and may be paid a fixed sum (as determined from time to time by the vote of a majority of the

Directors then in office) for attendance  at  each  meeting of the Board of

Directors or a stated salary as Director, or both.  No  such  payment shall preclude any Director from serving the Corporation in another capacity  and receiving compensation therefor.  Members of special or standing committees may,  by  appropriate  resolution  of  the  Board  of Directors, be allowed similar reimbursement of expenses and compensation for  attending committee meetings.

     11.l MAINTENANCE  OF RECORDS.  The Directors may keep  the  books  and records of the Corporation,  except  such as are required by law to be kept within the State, outside the State of  Delaware or at such place or places as they may, from time to time, determine.

     12.l INTERESTED  DIRECTORS  AND  OFFICERS.    No   contract  or  other

transaction  between  the Corporation and one or more of its  Directors  or officers, or between the  Corporation  and any firm of which one or more of its Directors or officers are members or  employees,  or  in which they are interested, or between the Corporation and any corporation  or  association of  which  one  or  more  of  its  Directors  or officers are stockholders,

members,  directors,  officers,  or  employees,  or   in   which  they  are

interested,  shall  be void or voidable solely for this reason,  or  solely because of the presence  of  such  Director  or  Directors  or  officer  or officers at the meeting of the Board of Directors of the Corporation, which acts  upon,  or  in reference to, such contract, or transaction, if (a) the material facts of such relationship or interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless in good faith, authorize, approve and ratify such contract or transaction by a vote of a majority  of  the  Directors present, such interested Director or

Directors to be counted in determining whether a quorum is present, but not to be counted in calculating the majority of such quorum necessary to carry such vote; (b) the material facts  of  such  relationship or interest as to the contract or transaction are disclosed or are  known to the stockholders entitled to vote thereon, and the contract or transaction  is  specifically approved in good faith by the vote of the stockholders; or (c) the contract or  transaction is fair to the Corporation as of the time it is authorized,

approved  or ratified by the Board of Directors, a committee thereof or the

stockholders.   The  provisions  of  this Section shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

                             ARTICLE 4

                              NOTICES

     1.l  METHOD OF NOTICE.  Whenever  under  the provisions of the General

Corporation Law of Delaware or of the Certificate  of  Incorporation  or of

these   Bylaws,  notice  is  required  to  be  given  to  any  Director  or stockholder,  it  shall  not be construed to mean personal notice, but such notice may be given in writing and delivered personally, through the United

States mail, by a recognized  delivery service (such as Federal Express) or by means of telegram, telex or  facsimile  transmission,  addressed to such

Director or stockholder, at his address or telex or facsimile  transmission number,  as  the  case  may  be,  as  it  appears  on  the  records  of the

Corporation,  with postage and fees thereon prepaid.  Such notice shall  be deemed to be given  at  the  time  when  the same shall be deposited in the

United States Mail or with an express delivery  service or when transmitted by telex or facsimile transmission or personally delivered, as the case may

be.

     2.l  WAIVER.  Whenever any notice whatever is  required  to  be  given under  the  provisions  of the General Corporation Law of Delaware or under the provisions of the Certificate  of  Incorporation  or  these  Bylaws,  a waiver  thereof in writing signed by the person or persons entitled to such notice, whether  before  or  after the time stated therein, shall be deemed

equivalent to the giving of such  notice.   Attendance  by  such  person or

persons,  whether  in  person  or by proxy, at any meeting requiring notice shall constitute a waiver of notice  of  such  meeting,  except  where such person  attends  the  meeting  for the express purpose of objecting to  the transaction of any business because  the  meeting is not lawfully called or convened.

                             ARTICLE 5

                        OFFICERS AND AGENTS

     1.l  DESIGNATION.  The officers of the  Corporation shall be chosen by the Board of Directors and shall consist of the offices of:

     (a) Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, Vice President, Treasurer and Secretary; and

     (b) Such other offices and officers (including one or more additional Vice Presidents) and assistant officers and agents as the Board of Directors shall deem necessary.

     2.b  ELECTION OF OFFICERS.   Each officer designated in Section 5.1(a)

hereof shall be elected by the Board  of Directors on the expiration of the term of office of such officer, as herein  provided,  or whenever a vacancy exists in such office.  Each officer or agent designated  in Section 5.1(b)

above may be elected by the Board of Directors at any meeting.

     3.b  QUALIFICATIONS.  No officer or agent need be a stockholder of the

Corporation or a resident of Delaware.  No officer or agent  is required to be  a Director, except the Chairman of the Board.  Any two or more  offices may be held by the same person.

     4.b  TERM  OF  OFFICE.   Unless  otherwise  specified  by the Board of

Directors  at  the  time  of  election  or  appointment,  or by the express provisions  of an employment contract approved by the Board,  the  term  of office of each officer and each agent shall expire on the date of the first meeting of the  Board  of  Directors  next  following the annual meeting of stockholders  each year.  Each such officer or  agent,  unless  elected  or appointed to an  additional  term,  shall serve until the expiration of the term of his office or, if earlier, his death, resignation or removal.

     5.b  AUTHORITY.  Officers and agents  shall  have  such  authority and perform such duties in the management of the Corporation as are provided in these  Bylaws  or  as  may  be  determined  by  resolution of the Board  of

Directors not inconsistent with these Bylaws.

     6.b  REMOVAL.  Any officer or agent elected  or appointed by the Board of Directors may be removed with or without cause by the Board of Directors whenever  in  its judgment the best interests of the  Corporation  will  be

served thereby.   Such  removal  shall be without prejudice to the contract

rights, if any, of the person so removed.   Election  or  appointment of an

officer or agent shall not of itself create contract rights.

     7.b  VACANCIES.    Any   vacancy  occurring  in  any  office  of   the

Corporation (by death, resignation,  removal  or otherwise) shall be filled by the Board of Directors.

     8.b  COMPENSATION.  The compensation of all officers and agents of the

Corporation shall be fixed from time to time by the Board of Directors.

     9.b  CHAIRMAN OF THE BOARD.  The Chairman of the Board shall be chosen from among the Directors.  The Chairman of the  Board  shall have the power to call special meetings of the stockholders and of the  Directors  for any purpose  or  purposes,  and  he  shall  preside  at  all  meetings  of  the stockholders and Board of Directors, unless he shall be absent or unless he shall,  at  his  election,  designate  the  Vice Chairman to preside in his

stead.   The  Chairman  of  the Board shall advise  and  counsel  the  Vice

Chairman of the Board, the Chief  Executive  Officer  and other officers of the Corporation and shall exercise such powers and perform  such  duties as shall  be assigned to or required of him from time to time by the Board  of

Directors.   The  Chairman  of  the  Board  shall  be authorized to execute promissory notes, bonds, mortgages, leases and other  contracts requiring a seal, under the seal of the Corporation, except where required or permitted by  law  to  be  otherwise executed and except where the execution  thereof shall be expressly  delegated  by  the  Board  of  Directors  to some other officer or agent of the Corporation.

     10.b VICE  CHAIRMAN.  The Vice Chairman shall have the power  to  call special meetings  of  the stockholders and of the Directors for any purpose or purposes, and, in the  absence  of  the  Chairman of the Board, the Vice

Chairman shall preside at all meetings of the Board of Directors.  The Vice

Chairman shall advise and counsel the other officers of the Corporation and shall exercise such powers and perform such duties  as shall be assigned to

or required of him from time to time by the Board of  Directors.   The Vice

Chairman shall be authorized to execute promissory notes, bonds, mortgages,

leases  and  other  contracts  requiring  a  seal,  under  the  seal of the

Corporation,  except  where  required  or  permitted by law to be otherwise executed  and  except  where  the  execution  thereof  shall  be  expressly delegated by the Board of Directors to some other  officer  or agent of the

Corporation.

     11.b CHIEF EXECUTIVE OFFICER.  The Chief Executive Officer  shall have general supervision, management, direction and control of the business  and affairs of the Corporation and shall see that all orders and resolutions of the  Board  of  Directors  are  carried  into  effect.  The Chief Executive

Officer shall be authorized to execute promissory  notes, bonds, mortgages,

leases  and  other  contracts  requiring  a  seal, under the  seal  of  the

Corporation, except where required or permitted  by  law  to  be  otherwise executed  and  except  where  the  execution  thereof  shall  be  expressly delegated by the Board of Directors to some other officer or agent  of  the

Corporation.   In  the  absence  of  the Chairman of the Board and the Vice

Chairman, the Chief Executive Officer  shall preside at all meetings of the stockholders and the Board of Directors.  The Chief Executive Officer shall have  the general powers and duties of management  usually  vested  in  the office  of  chief executive officer of a corporation and shall perform such other duties  and  possess  such other authority and powers as the Board of

Directors may from time to time prescribe.

     12.b CHIEF FINANCIAL OFFICER.   The Chief Financial Officer shall have

general financial supervision, management,  direction  and  control  of the business  and  affairs  of the Corporation and shall see that all financial orders and resolutions of  the  Board of Directors are carried into effect.

The  Chief Financial Officer shall  be  authorized  to  execute  promissory notes, bonds, mortgages, leases and other contracts requiring a seal, under the seal  of  the Corporation, except where required or permitted by law to be otherwise executed  and  except  where  the  execution  thereof shall be expressly  delegated  by  the Board of Directors to some other  officer  or

agent of the Corporation.   The  Chief  Financial  Officer  shall  have the

general  financial  powers  and duties of management usually vested in  the office of the Chief Financial  Officer  of  a corporation and shall perform such  other  duties  and possess such other authority  and  powers  as  the

Chairman of the Board  and  Board  of  Directors  may  from  time  to  time prescribe.

     13.b CHIEF  OPERATING OFFICER.  The Chief Operating Officer shall have general supervision  of  the day to day operations of the Corporation.  The

Chief  Operating Officer shall  have  the  general  powers  and  duties  of management  usually  vested  in  the office of chief operating officer of a corporation and shall perform such  other  duties  and  possess  such other authority  and  powers  as the Chairman of the Board and Board of Directors may from time to time prescribe.

     14.b PRESIDENT.  In  the  absence or disability of the Chief Operating

Officer,  the President shall perform  all  of  the  duties  of  the  Chief

Operating Officer  and  when  so  acting  shall  have all the powers and be subject to all the restrictions upon the Chief Operating Officer, including the power to sign all instruments and to take all  actions  which the Chief

Operating Officer is authorized to perform by the Board of Directors or the

Bylaws.  The President shall have the general powers and duties  vested  in the  office  of  President  as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

     15.b VICE PRESIDENTS.  The  Vice  President, or if there shall be more than one, the Vice Presidents in the order determined by the requisite vote of the Board of Directors, shall, in the prolonged absence or disability of the President, perform the duties and exercise  the powers of the President and shall perform such other duties and have such other powers as the Board of  Directors  may from time to time prescribe or as  the  Chief  Executive

Officer may from  time  to  time  delegate.   The  Board  of  Directors may

designate  one  or  more  Vice  Presidents as Executive Vice Presidents  or

Senior Vice Presidents.

     16.b SECRETARY.  The Secretary  shall attend all meetings of the Board of Directors and all meetings of the stockholders  of  the  Corporation and record all proceedings of the meetings of the Corporation and  of the Board of Directors in a book to be maintained for that purpose and shall  perform like duties for the standing committees when required.  The Secretary shall give, or cause to be given, notice of all meetings of the stockholders  and special  meetings  of  the Board of Directors, and shall perform such other duties as may be prescribed  by  the  Board  of  Directors, Chairman of the

Board, Vice Chairman of the Board, Chief Executive Officer, Chief Financial

Officer, Chief Operating Officer or President.  The  Secretary  shall  have custody  of  the corporate seal of the Corporation, and he, or an Assistant

Secretary, shall  have  authority  to  affix  the  same  to  any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary.  The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

     17.b ASSISTANT SECRETARIES.  The Assistant Secretary, or  if  there be more  than  one,  the Assistant Secretaries in the order determined by  the

Board of Directors,  shall  in  the absence or disability of the Secretary,

perform the duties and exercise the  powers  of  the  Secretary  and  shall perform  such  other  duties  and  have  such  other powers as the Board of

Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

     18.b TREASURER.  The Treasurer shall be the Chief Financial Officer of the  Corporation  and  shall have the custody of the  corporate  funds  and securities and shall keep  full  and  accurate  accounts  of  receipts  and disbursements  in  books belonging to the Corporation and shall deposit all moneys and other valuable  effects  in  the  name  and to the credit of the

Corporation  in  such depositories as may be designated  by  the  Board  of

Directors.  The Treasurer  shall  disburse  the funds of the Corporation as may be ordered by the Board of Directors, taking  proper  vouchers for such disbursements, and shall render to the Chief Executive Officer and Chairman of the Board and the Board of Directors, at its regular meetings,  or  when the  Board  of Directors so requires, an account of all his transactions as

Treasurer and  of  the financial condition of the Corporation.  If required by the Board of Directors,  the Treasurer shall give the Corporation a bond in such sum and with such surety  or  sureties  as shall be satisfactory to the Board of Directors for the faithful performance  of  the  duties of his office  and  for the restoration to the Corporation, in case of his  death,

resignation, retirement  or  removal  from  office,  of  all books, papers,

vouchers, money, and other property of whatever kind in his  possession  or under  his  control  owned by the Corporation.  The Treasurer shall perform such other duties and  have such other authority and powers as the Board of

Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

     19.b ASSISTANT TREASURERS.   The  Assistant  Treasurer,  or,  if there

shall be more than one, the Assistant Treasurers in the order determined by the  Board  of  Directors,  shall,  in  the  absence  or  disability of the

Treasurer, perform the duties and exercise the powers of the  Treasurer and shall perform such other duties and have such other powers as the  Board of

Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

                             ARTICLE 6

                          INDEMNIFICATION

     1.b  MANDATORY  INDEMNIFICATION.   Each  person  who was or is made  a

party  or  is  threatened to be made a party, or who was or  is  a  witness without being named  a  party,  to  any  threatened,  pending  or completed action,  claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or  investigation  that  could  lead  to  such  an  action, suit or proceeding (a "Proceeding"), by reason of the fact that such  individual is or  was  a  Director or officer of the Corporation, or while a Director  or officer of the  Corporation  is  or  was  serving  at  the  request  of the

Corporation as a director, officer, partner, venturer, proprietor, trustee,

employee, agent or similar functionary of another corporation, partnership,

trust, employee benefit plan or other enterprise, shall be indemnified  and held  harmless by the Corporation from and against any judgments, penalties

(including  excise taxes), fines, amounts paid in settlement and reasonable expenses (including  court  costs and attorneys' fees) actually incurred by such person in connection with  such Proceeding if it is determined that he acted in good faith and reasonably  believed  (i) in the case of conduct in his official capacity on behalf of the Corporation  that his conduct was in the Corporation's best interests, (ii) in all other cases, that his conduct was not opposed to the best interests of the Corporation,  and  (iii)  with respect  to  any  Proceeding  which  is  a  criminal action, that he had no reasonable  cause to believe his conduct was unlawful;  provided,  however,

that in the event a determination is made that such person is liable to the

Corporation or  is  found  liable  on  the  basis that personal benefit was improperly  received  by  such person, the indemnification  is  limited  to reasonable expenses actually incurred by such person in connection with the

Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found  liable  for willful or intentional misconduct

in the performance of his duty to the Corporation.   The termination of any

Proceeding by judgment, order, settlement, conviction,  or  upon  a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether  the  person  did  not  act in good faith and in a manner which  he reasonably believed to be in or not  opposed  to  the best interests of the

Corporation,  and,  with  respect  to any Proceeding which  is  a  criminal action, had reasonable cause to believe  that  his conduct was unlawful.  A person shall be deemed to have been found liable  in  respect of any claim,

issue  or  matter only after the person shall have been so  adjudged  by  a court of competent jurisdiction after exhaustion of all appeals therefrom.

     2.b  DETERMINATION  OF INDEMNIFICATION.  Any indemnification under the foregoing Section 6.1 (unless ordered by a court of competent jurisdiction)

shall  be  made  by  the  Corporation   only   upon  a  determination  that

indemnification of such person is proper in the  circumstances by virtue of the fact that it shall have been determined that such  person  has  met the applicable standard of conduct.  Such determination shall be made (1)  by a majority  vote  of  a quorum consisting of Directors who at the time of the vote are not named defendants or respondents in the Proceeding; (2) if such quorum cannot be obtained,  by  a majority vote of a committee of the Board of  Directors,  designated to act in  the  matter  by  a  majority  of  all

Directors, consisting  of two or more Directors who at the time of the vote are not named defendants  or  respondents in the Proceeding; (3) by special legal counsel (in a written opinion)  selected by the Board of Directors or a committee of the Board by a vote as set forth in Subsection (1) or (2) of this Section, or, if such quorum cannot  be established, by a majority vote

of  all  Directors  (in  which  Directors  who  are   named  defendants  or

respondents in the Proceeding may participate); or (4)  by the stockholders of the Corporation in a vote that excludes the shares held by Directors who are named defendants or respondents in the Proceeding.

     3.b  ADVANCE OF EXPENSES.  Reasonable expenses, including  court costs and  attorneys' fees, incurred by a person who was or is a witness  or  who was or  is named as a defendant or respondent in a Proceeding, by reason of the fact  that  such  individual  is  or  was  a Director or officer of the

Corporation, or while a Director or officer of the  Corporation  is  or was serving  at the request of the Corporation as a director, officer, partner,

venturer,  proprietor,  trustee,  employee, agent or similar functionary of another corporation, partnership, trust,  employee  benefit  plan  or other enterprise,  shall  be  paid by the Corporation at reasonable intervals  in advance  of the final disposition  of  such  Proceeding,  and  without  the determination  set forth in Section 6.2, upon receipt by the Corporation of a written affirmation  by  such person of his good faith belief that he has met  the  standard of conduct  necessary  for  indemnification  under  this

Article 6,  and  a  written  undertaking  by or on behalf of such person to repay the amount paid or reimbursed by the  Corporation if it is ultimately determined that he is not entitled to be indemnified  by the Corporation as

authorized  in  this  Article  6.   Such written undertaking  shall  be  an

unlimited  obligation  of  such  person and  it  may  be  accepted  without reference to financial ability to make repayment.

     4.b  PERMISSIVE  INDEMNIFICATION.   The  Board  of  Directors  of  the

Corporation may authorize  the Corporation to indemnify employees or agents of the Corporation, and to advance the reasonable expenses of such persons,

to the same extent, following  the  same  determinations  and upon the same conditions  as  are required for the indemnification of and advancement  of expenses to Directors and officers of the Corporation.

     5.b  NATURE  OF  INDEMNIFICATION.  The indemnification and advancement of expenses provided hereunder  shall  not be deemed exclusive of any other rights to which those seeking indemnification  may  be  entitled  under the

Certificate   of  Incorporation,  these  Bylaws,  any  agreement,  vote  of stockholders or  disinterested  Directors  or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as  to a person who has ceased to be  a  Director, officer, employee or agent of the  Corporation  and  shall inure to  the  benefit  of  the heirs, executors and administrators of such person.

     6.b  INSURANCE.  The Corporation shall have the power and authority to purchase and maintain insurance  or  another  arrangement  on behalf of any person  who  is  or  was  a  Director,  officer, employee or agent  of  the

Corporation, or who is or was serving at  the request of the Corporation as a  director,  officer,  partner, venturer, proprietor,  trustee,  employee,

agent, or similar functionary  of  another foreign or domestic corporation,

partnership, joint venture, sole proprietorship,  trust,  employee  benefit plan  or  other  enterprise, against any liability, claim, damage, loss  or risk asserted against  such  person and incurred by such person in any such capacity or arising out of the  status of such person as such, irrespective of whether the Corporation would  have the power to indemnify and hold such person harmless against such liability under the provisions hereof.  If the insurance or other arrangement is with  a  person  or  entity  that  is not regularly  engaged  in  the  business  of providing insurance coverage, the insurance  or  arrangement may provide for  payment  of  a  liability  with respect to which  the Corporation would not have the power to indemnify the person only if including  coverage  for  the  additional liability has been

approved  by  the stockholders of the Corporation.   Without  limiting  the

power of the Corporation  to  procure  or maintain any kind of insurance or other  arrangement,  the  Corporation  may,  for  the  benefit  of  persons indemnified by the Corporation, (1) create  a trust fund; (2) establish any form of self-insurance; (3) secure its indemnity  obligation  by grant of a security  interest or other lien on the assets of the Corporation;  or  (4)

establish a  letter  of  credit,  guaranty,  or  surety  arrangement.   The

insurance  or other arrangement may be procured, maintained, or established within  the  Corporation  or  with  any  insurer  or  other  person  deemed appropriate by  the Board of Directors regardless of whether all or part of the stock or other  securities  of the insurer or other person are owned in whole or part by the Corporation.  In the absence of fraud, the judgment of the Board of Directors as to the  terms  and conditions of the insurance or other  arrangement  and  the  identity  of  the  insurer  or  other  person participating in the arrangement shall be conclusive  and  the insurance or arrangement  shall  not  be  voidable  and shall not subject the  Directors approving  the  insurance  or  arrangement to  liability,  on  any  ground,

regardless of whether the Directors  participating  in  the  approval  is a beneficiary of the insurance or arrangement.

     7.b  NOTICE.   Any indemnification or advance of expenses to a present

or former Director or  officer  of  the Corporation in accordance with this

Article  6  shall  be  reported  in writing  to  the  stockholders  of  the

Corporation with or before the notice  or  waiver  of  notice  of  the next stockholders' meeting or with or before the next submission of a consent to action  without  a  meeting  and, in any case, within the next twelve month period immediately following the indemnification or advance.

                             ARTICLE 7

            STOCK CERTIFICATES AND TRANSFER REGULATIONS

     1.b  DESCRIPTION OF CERTIFICATES.   The shares of the capital stock of

the Corporation shall be represented by certificates  in  the form approved by the Board of Directors and signed in the name of the Corporation  by the

Chairman  of  the  Board,  Vice  Chairman of the Board, President or a Vice

President or Treasurer and the Secretary  or  an Assistant Secretary of the

Corporation,  and sealed with the seal of the Corporation  or  a  facsimile thereof.  Each  certificate shall state on the face thereof the name of the holder, the number  and  class  of  shares, the par value of shares covered thereby or a statement that such shares  are  without  par  value, and such other matters as are required by law.  At such time as the Corporation  may be  authorized  to  issue  shares of more than one class, every certificate shall set forth upon the face  or  back  of such certificate a statement of the  designations, preferences, limitations  and  relative  rights  of  the shares  of  each  class authorized to be issued, as required by the laws of the State of Delaware,  or  may  state  that the Corporation will furnish a copy of such statement without charge to  the  holder  of  such certificate upon receipt of a written request therefor from such holder.

     2.b  ENTITLEMENT TO CERTIFICATES.  Every holder of the  capital  stock in  the  Corporation  shall be entitled to have a certificate signed in the name of the Corporation  by the Chairman of the Board, Vice Chairman of the

Board, President or a Vice  President  or Treasurer and the Secretary or an

Assistant Secretary of the Corporation,  certifying  the  class  of capital stock and the number of shares represented thereby as owned or held by such stockholder in the Corporation.

     3.b  SIGNATURES.   The  signatures of the Chairman of the Board,  Vice

Chairman of the Board, President, Vice President or Treasurer, Secretary or

Assistant Secretary upon a certificate  may  be  facsimiles.   In  case any

officer  or  officers  who  have  signed,  or  whose facsimile signature or signatures  have  been  placed upon any such certificate  or  certificates,

shall  cease to serve as such  officer  or  officers  of  the  Corporation,

whether  because  of  death, resignation, removal or otherwise, before such certificate or certificates  are  issued  and delivered by the Corporation,

such  certificate  or  certificates  may nevertheless  be  adopted  by  the

Corporation and be issued and delivered  with the same effect as though the person  or persons who signed such certificate  or  certificates  or  whose facsimile  signature or signatures have been used thereon had not ceased to serve as such officer or officers of the Corporation.

     4.b  ISSUANCE  OF CERTIFICATES.  Certificates evidencing shares of its capital stock (both treasury and authorized but unissued) may be issued for such consideration (not  less  than  par  value, except for treasury shares which may be issued for such consideration)  and  to  such  persons  as the

Board  of  Directors may determine from time to time.  Shares shall not  be issued until  the  full  amount  of the consideration, fixed as provided by law, has been paid.

     5.b  PAYMENT FOR SHARES.  Consideration  for  the  issuance  of shares shall be paid, valued and allocated as follows:

     (a) CONSIDERATION. The consideration for the issuance of shares shall consist of money paid, labor done (including services actually performed for the Corporation), or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment of consideration for shares.

     (b)  VALUATION.   In  the  absence  of  fraud  in the transaction, the
determination of the Board of Directors as to the value of consideration received shall be conclusive.

     (c)  EFFECT.   When  consideration, fixed as provided by law, has been
paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

     (d)  ALLOCATION  OF  CONSIDERATION.   The  consideration  received for
shares shall be allocated by the Board of Directors, in accordance with law, between the stated capital and capital surplus accounts.


     6.d  SUBSCRIPTIONS.   Unless  otherwise  provided  in the subscription

agreement,   subscriptions   of  shares,  whether  made  before  or   after

organization of the Corporation, shall be paid in full in such installments and at such times as shall be  determined  by  the Board of Directors.  Any call made by the Board of Directors for payment  on  subscriptions shall be

uniform as to all shares of the same class and series.   In case of default

in  the  payment  of  any  installment  or  call when payment is  due,  the

Corporation may proceed to collect the amount due in the same manner as any debt due to the Corporation.

     7.d  RECORD  DATE.   For  the  purpose  of  determining   stockholders

entitled  to  notice of or to vote at any meeting of stockholders,  or  any

adjournment  thereof,   or  entitled  to  receive  a  distribution  by  the

Corporation (other than a  distribution  involving a purchase or redemption by the Corporation of any of its own shares)  or  a  share  dividend, or in order to make a determination of stockholders for any other proper purpose,

the Board of Directors may fix a record date for any such determination  of stockholders,  which  record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall  not  be more than sixty (60) days, and in the case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is  to be taken.  If no record date  is  fixed  for  the  determination  of stockholders entitled to notice of or to vote at a meeting of stockholders,

or  stockholders   entitled   to  receive  a  distribution  (other  than  a

distribution involving a purchase  or  redemption by the Corporation of any of its own shares) or a share dividend,  the  date before the date on which notice of the meeting is mailed or the date on  which the resolution of the

Board  of  Directors  declaring  such  distribution or  share  dividend  is

adopted,  as  the  case  may  be,  shall  be  the   record  date  for  such

determination  of  stockholders.   When  a  determination  of  stockholders

entitled to vote at any meeting of stockholders  has  been made as provided in  this  Section, such determination shall be applied to  any  adjournment thereof.

     8.d  REGISTERED  OWNERS.  Prior to due presentment for registration of transfer of a certificate  evidencing  shares  of  the capital stock of the

Corporation in the manner set forth in Section 7.10 hereof, the Corporation shall be entitled to recognize the person registered  as  the owner of such shares on its books (or the books of its duly appointed transfer  agent, as the  case  may  be)  as the person exclusively entitled to vote, to receive notices and dividends  with  respect  to, and otherwise exercise all rights and powers relative to such shares; and  the Corporation shall not be bound or otherwise obligated to recognize any claim, direct or indirect, legal or equitable, to such shares by any other person, whether or not it shall have actual, express or other notice thereof, except  as  otherwise  provided by the laws of Delaware.

     9.d  LOST,  STOLEN  OR DESTROYED CERTIFICATES.  The Corporation  shall issue a new certificate in  place  of any certificate for shares previously issued if the registered owner of the  certificate  satisfies the following conditions:

     (a)  PROOF OF LOSS.  Submits proof in affidavit  form  satisfactory to
the  Corporation  that  such  certificate  has  been  lost,  destroyed   or
wrongfully taken;

     (b) TIMELY REQUEST. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

     (c) BOND. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made or otherwise asserted by virtue of the alleged loss, destruction, or theft of such certificate or certificates; and

     (d) OTHER REQUIREMENTS. Satisfies any other reasonable requirements imposed by the Corporation.

     In the event  a  certificate  has  been  lost, apparently destroyed or wrongfully taken, and the registered owner of record  fails  to  notify the

Corporation  within  a  reasonable  time  after he has notice of such loss,

destruction, or wrongful taking, and the Corporation  registers  a transfer

(in  the  manner  hereinbelow  set forth) of the shares represented by  the certificate before receiving such notification, such prior registered owner of record shall be precluded from  making any claim against the Corporation for the transfer required hereunder or for a new certificate.

     10.d REGISTRATION OF TRANSFERS.  Subject to the provisions hereof, the

Corporation shall register the transfer  of a certificate evidencing shares of its capital stock presented to it for transfer if:

     (a) ENDORSEMENT. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate;

     (b) GUARANTY AND EFFECTIVENESS OF SIGNATURE. The signature of such registered owner or his legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective;

     (c)  ADVERSE  CLAIMS.   The  Corporation  has  no notice of an adverse
claim or has otherwise discharged any duty to inquire into such a claim;

     (d)  COLLECTION  OF  TAXES.   Any  applicable  law  (local,  state  or
federal) relating to the collection of taxes relative to the transaction has been complied with; and

     (e) ADDITIONAL REQUIREMENTS SATISFIED. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

     11.e RESTRICTIONS ON TRANSFER AND LEGENDS ON CERTIFICATES.

     (a) SHARES IN CLASSES OR SERIES. If the Corporation is authorized to issue shares of more than one class, the certificate shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations, and relative rights of the shares of each such class and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any stockholder without charge upon written request to the Corporation at its principal place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

     (b)  RESTRICTION  ON  TRANSFER.   Any  restrictions   imposed  by  the
Corporation on the sale or other disposition of its shares and on the transfer thereof must be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may however state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business.

     (c) UNREGISTERED SECURITIES. Any security of the Corporation, including, among others, any certificate evidencing shares of the capital stock of the Corporation or warrants to purchase shares of capital stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the Blue Sky laws of any state, shall not be transferable until the Corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the Blue Sky laws of any state having jurisdiction. The certificate representing the security shall bear substantially the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.


                             ARTICLE 8

                        GENERAL PROVISIONS

     1.c  DIVIDENDS.   Subject to the provisions of the General Corporation

Law  of  Delaware,  as  amended,  and  the  Certificate  of  Incorporation,

dividends of the Corporation  shall  be  declared  and paid pursuant to the following regulations:

     (a) DECLARATION AND PAYMENT. Dividends on the issued and outstanding shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of capital stock. Such declaration and payment shall be at the discretion of the Board of Directors.

     (b) RECORD DATE. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty (60) days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such dividend. In the absence of action by the Board of Directors, the date upon which the Board of Directors adopt the resolution declaring such dividend shall be the record date.

     2.b  RESERVES.  There may be created by resolution  of  the  Board  of

Directors out of the surplus of the Corporation such reserve or reserves as the  Board  of Directors from time to time, in its discretion, think proper to provide for  contingencies, or to repair or maintain any property of the

Corporation, or for  such  other  purposes  as the Board of Directors shall think beneficial to the Corporation, and the  Board of Directors may modify or abolish any such reserve in the manner in which it was created.

     3.b  BOOKS AND RECORDS.  The Corporation shall  maintain  correct  and complete  books  and  records  of  account  and  shall prepare and maintain minutes of the proceedings of its stockholders, its  Board of Directors and each committee of its Board of Directors.  The Corporation  shall  keep  at its  registered  office or principal place of business, or at the office of its transfer agent  or  registrar,  a record of original issuance of shares issued by the Corporation and a record  of  each  transfer  of those shares that have been presented to the Corporation for registration  or  transfer.

Such records shall contain the names and addresses of all past and  present stockholders  and  the  number  and  class  of  the  shares  issued  by the

Corporation held by each.

     4.b  ANNUAL  STATEMENT.   The  Board  of Directors shall present at or

before each annual meeting of stockholders a  full  and  clear statement of the  business  and  financial  condition  of  the Corporation, including  a reasonably detailed balance sheet and income statement under current date.

     5.b  CONTRACTS  AND  NEGOTIABLE  INSTRUMENTS.    Except  as  otherwise

provided by law or these Bylaws, any contract or other  instrument relative to  the  business of the Corporation may be executed and delivered  in  the name of the  Corporation  and  on  its behalf by the Chairman of the Board,

Vice  Chairman  of  the  Board, Chief Executive  Officer,  Chief  Operating

Officer,  Chief  Financial  Officer  and  Treasurer  or  President  of  the

Corporation.  The Board of Directors  may  authorize  any  other officer or agent of the Corporation to enter into any contract or execute  and deliver any  contract  in  the  name  and  on  behalf  of the Corporation, and such authority may be general or confined to specific  instances as the Board of

Directors may determine by resolution.  All bills,  notes,  checks or other instruments  for  the payment of money shall be signed or countersigned  by such officer, officers, agent or agents and in such manner as are permitted by these Bylaws and/or  as,  from  time  to  time,  may  be  prescribed  by resolution  of the Board of Directors.  Unless authorized to do so by these

Bylaws or by  the  Board  of Directors, no officer, agent or employee shall have any power or authority  to  bind  the  Corporation  by any contract or engagement, or to pledge its credit, or to render it liable pecuniarily for any purpose or to any amount.

     6.b  FISCAL YEAR.  The fiscal year of the Corporation shall end on the

Saturday closest to September 30.

     7.b  CORPORATE SEAL.  The Corporation seal shall be in  such  form  as may  be  determined  by  the  Board  of Directors.  The seal may be used by causing it or a facsimile thereof to be  impressed  or  affixed  or  in any manner reproduced.

     8.b  RESIGNATIONS.   Any  Director,  officer  or  agent may resign his

office  or  position  with  the  Corporation  by delivering written  notice thereof to the Chairman of the Board, Vice Chairman  of  the  Board,  Chief

Executive  Officer,  Chief Operating Officer, President or Secretary.  Such

resignation  shall  be  effective   at   the  time  specified  therein,  or

immediately  upon  delivery  if  no  time is specified.   Unless  otherwise

specified  therein,  an  acceptance of such  resignation  shall  not  be  a necessary prerequisite of its effectiveness.

     9.b  AMENDMENT OF BYLAWS.   These  Bylaws  may be altered, amended, or

repealed and new Bylaws adopted at any meeting of the Board of Directors or stockholders at which a quorum is present, by the  affirmative  vote  of  a majority  of  the Directors or stockholders, as the case may be, present at such meeting, provided  notice  of  the  proposed alteration, amendment, or repeal be contained in the notice of such meeting.

     10.b CONSTRUCTION.   Whenever  the context  so  requires  herein,  the

masculine shall include the feminine  and  neuter,  and  the singular shall include the plural, and conversely.  If any portion or provision  of  these

Bylaws  shall be held invalid or inoperative, then, so far as is reasonable

and possible:   (1) the remainder of these Bylaws shall be considered valid and operative, and  (2)  effect  shall be given to the intent manifested by the portion or provision held invalid or inoperative.

     11.b TELEPHONE MEETINGS.  Stockholders,  Directors  or  members of any committee may hold any meeting of such stockholders, Directors or committee by means of conference telephone or similar communications equipment  which permits  all  persons  participating  in the meeting to hear each other and actions taken at such meetings shall have  the  same force and effect as if taken at a meeting at which persons were present and voting in person.  The

Secretary of the Corporation shall prepare a memorandum of the action taken at any such telephonic meeting.

     12.b TABLE OF CONTENTS; CAPTIONS.  The table  of contents and captions used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

     IN DUE CERTIFICATION WHEREOF, the undersigned,  being the Secretary of

PILGRIM'S  PRIDE  CORPORATION, confirms the adoption and  approval  of  the foregoing Bylaws, effective as of the 14th day of May, 1999.



___________________________________________
RICHARD A. COGDILL, Secretary




BYLAWS - Page 1